Above market acquired time charter contracts and goodwill	12 Months Ended
Dec. 31, 2018
Above market acquired time charter contracts and goodwill [Abstract]
Above market acquired time charter contracts and goodwill:

8.Above market acquired time charter contracts and goodwill:

During 2015, the Company acquired, through the acquisition of Nautilus, six Offshore Supply Vessels, all of which were on time charters to Petroleo Brasileiro S.A. (“Petrobras”) until certain dates in 2016 and 2017, and included fixed day rates that were above day rates available as of the acquisition date.

The acquisition of the common shares of Nautilus was accounted for under the acquisition method of accounting, resulting to a goodwill, included in the offshore support segment, amounted to $7,002, which constituted a premium paid by the Company over the fair value of the net assets of Nautilus, attributable to anticipated benefits from Nautilus’s position to take advantage of the fundamentals of the offshore support market.

After determining the aggregate fair values of these time-chartered contracts as of the acquisition date of Nautilus, the Company recorded the respective contract fair values on the consolidated balance sheet under “Fair value of above market acquired time charters”. These were amortized into revenues using the straight-line method over the respective contract periods (based on the respective contracts).

On February 15, 2016, March 3, 2016 and April 11, 2016, the Company announced that Petrobras had given notice of termination of the contracts for the vessels Crescendo, Jubilee and Indigo effective as of March 6, 2016, March 9, 2016 and April 6, 2016, respectively. The contracts of the vessels Crescendo, Jubilee and Indigo were to expire on January 8, 2017, April 25, 2017 and August 30, 2017, respectively. On December 27, 2016, and in accordance with the respective terms the contract of the vessel Colorado expired. Effective on May 3, 2017, Petrobras gave notice of termination on the long term time charter contract for the vessel Jacaranda that was expiring on July 3, 2017. On June 21, 2017, and in accordance with the respective terms, the contract of the vessel Emblem expired.

The amortization and write offs of the fair value of the above market acquired time charter contracts as of December 31, 2016 amounted to $4,346 and $5,161 and are included to “Voyage and time charter revenue” and “Impairment loss, (gain)/loss from sale of vessels and vessel owning companies and other”, respectively, in the accompanying consolidated statement of operations for the year ended December 31, 2016. The amortization and write offs of the fair value of the above market acquired time charter contracts as of December 31, 2017, amounted to $1,200 and $300 and are included to “Voyage and time charter revenue” and “Impairment loss, (gain)/loss from sale of vessels and vessel owning companies and other”, respectively, in the accompanying consolidated statement of operations for the year ended December 31, 2017.

At December 31, 2016, the Company performed its impairment review for goodwill. As a result of its impairment testing, the Company determined that the goodwill associated with its offshore support reporting unit was impaired. Accordingly, the Company recognized an impairment charge for the full carrying amount of the goodwill associated with this reporting unit in the amount of $7,002, which had no tax effect.